As filed with the Securities and Exchange Commission on January 29, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 29, 2016
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.	Material Modification to Rights of Security Holders.

On January 29, 2016, Bank of America Corporation (the “Corporation”) issued 44,000 shares of Series CC Preferred Stock (as defined in Item 5.03 below).

Under the terms of the Series CC Preferred Stock, the ability of the Corporation to declare or pay dividends on, declare or make distributions with respect to, or repurchase, redeem or otherwise acquire for consideration, shares of its common stock or any preferred stock ranking on a parity with or junior to the Series CC Preferred Stock, will be subject to certain restrictions in the event that the Corporation fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series CC Preferred Stock. The restrictions are set forth in the Certificate of Designations described in Item 5.03 below.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2016, the Corporation filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware for the purpose of amending its Amended and Restated Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its 6.200% Non-Cumulative Preferred Stock, Series CC, $0.01 par value per share (the “Series CC Preferred Stock”). The Series CC Preferred Stock has a liquidation preference of $25,000 per share. The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01.	Other Events.

On January 29, 2016, the Corporation closed the sale of 44,000,000 Depositary Shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Series CC Preferred Stock. The 44,000,000 Depositary Shares included 4,000,000 Depositary Shares issued pursuant to the over-allotment option granted by the Corporation to the underwriters, which the underwriters exercised in full on January 25, 2016. The terms of the offering of the Depositary Shares are described in the Corporation’s Prospectus dated May 1, 2015, constituting a part of the Registration Statement on Form S-3 (Registration No. 333-202354), as supplemented by a Prospectus Supplement dated January 21, 2016. Additional exhibits are filed herewith in connection with the offering, issuance and sale of the Depositary Shares.

ITEM 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated January 21, 2016, with respect to the offering of Depositary Shares, each representing a 1/1,000th interest in a share of Series CC Preferred Stock
3.1	Certificate of Designations for the Series CC Preferred Stock, incorporated by reference to Exhibit 3.1 of the Corporation's Registration Statement on Form 8-A, filed on January 29, 2016
4.1
Deposit Agreement related to the Depositary Shares, dated January 28, 2016, among the Corporation, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts, incorporated by reference to Exhibit 4.1 of the Corporation's Registration Statement on Form 8-A, filed on January 29, 2016

4.2	Form of Depositary Receipt for the Depositary Shares, incorporated by reference to Exhibit 4.2 of the Corporation's Registration Statement on Form 8-A, filed on January 29, 2016
5.1	Opinion of McGuireWoods LLP, regarding legality of the Series CC Preferred Stock and the Depositary Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: January 29, 2016

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated January 21, 2016, with respect to the offering of Depositary Shares, each representing a 1/1,000th interest in a share of Series CC Preferred Stock
3.1	Certificate of Designations for the Series CC Preferred Stock, incorporated by reference to Exhibit 3.1 of the Corporation's Registration Statement on Form 8-A, filed on January 29, 2016
4.1
Deposit Agreement related to the Depositary Shares, dated January 28, 2016, among the Corporation, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts, incorporated by reference to Exhibit 4.1 of the Corporation's Registration Statement on Form 8-A, filed on January 29, 2016

4.2	Form of Depositary Receipt for the Depositary Shares, incorporated by reference to Exhibit 4.2 of the Corporation's Registration Statement on Form 8-A, filed on January 29, 2016
5.1	Opinion of McGuireWoods LLP, regarding legality of the Series CC Preferred Stock and the Depositary Shares

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